UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    June 15, 2016

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of Director
On June 15, 2016, the Board of Directors (the “Board”) of Oceaneering International, Inc. (“Oceaneering”) elected William B. Berry as a director. Mr. Berry will serve as a member of the Audit Committee and chairman of the Compensation Committee of the Board.
Mr. Berry, 63, has been a director of Continental Resources, Inc. since May 2014 and a director of Frank’s International N.V. since January 2015. He previously served as Executive Vice President, Exploration and Production, of ConocoPhillips from 2003 until his retirement on January 1, 2008, after a 32-year career with ConocoPhillips and its predecessor, Phillips Petroleum Company, during which he held other executive positions in Asia, Europe and the Middle East. Mr. Berry also served on the boards of directors of Teekay Corporation from June 2011 to December 2015, Willbros Group, Inc. from February 2008 to May 2014, Access Midstream Partners, L.P. from June 2013 to June 2014, and Nexen Inc. from December 2008 to June 2013.
In connection with his election, the Board approved Oceaneering entering into an indemnification agreement with Mr. Berry. The form of indemnification agreement approved is in the same form as the previously disclosed indemnification agreement entered into with the other members of the Board. The foregoing description of the indemnification agreement is qualified by reference to the complete form of agreement, which is incorporated by reference as an exhibit to this report and hereby incorporated by reference into this Item.
Compensatory Arrangements
On June 15, 2016, the Board granted an award of 4,000 shares of restricted stock under Oceaneering’s Amended and Restated 2010 Incentive Plan (the “Incentive Plan”) to Mr. Berry, pursuant to the form of 2016 Nonemployee Director Restricted Stock Agreement approved on February 18, 2016 for nonemployee directors. The restricted stock award is scheduled to vest in full on the first anniversary of the award date, subject to: (1) earlier vesting on a change of control or the termination of the director’s service due to death; and (2) such other terms as are set forth in the award agreements. The foregoing description of the award to Mr. Berry under the Incentive Plan is not complete and is qualified by reference to the complete form of agreement, which is attached as exhibit to this report and incorporated by reference into this Item.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
The following are being furnished as exhibits to this report.

10.1	*	Form of 2016 Nonemployee Director Restricted Stock Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated February 22, 2016).
10.2	*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated May 6, 2011).
* Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	June 15, 2016	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel
and Secretary

Exhibit Index

10.1	*	Form of 2016 Nonemployee Director Restricted Stock Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated February 22, 2016).
10.2	*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated May 6, 2011).
* Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.